SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2003

US UNWIRED INC.

(Exact name of registrant as specified in its charter)

Louisiana	000-22003	72-1457316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Lakeshore Drive Lake Charles, Louisiana	70601
(Address of principal executive offices)	(Zip Code)

(337) 436-9000
(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Item 5. Other Events

US Unwired Inc. (“USU”) is filing this Current Report on Form 8-K to file as Exhibit 99.1, which is incorporated herein by reference, a presentation that USU management gave on September 24, 2003. The information in the presentation is to be considered “filed” for purposes of the Securities Exchange Act of 1934 and incorporated by reference into the registration statements filed by the Registrant under the Securities Act of 1933.

The Registrant is also filing as Exhibit 99.2, which is incorporated herein by reference, information concerning certain non-GAAP financial measures that are included in the presentation.

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Presentation dated September 24, 2003.

99.2	Information Concerning Non-GAAP Financial Measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US UNWIRED INC. (Registrant)

Date: October 10, 2003	By:	/s/ Jerry E. Vaughn

Jerry E. Vaughn Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Presentation dated September 24, 2003.

99.2	Information Concerning Non-GAAP Financial Measures